Ex-Filing Fees

CALCULATION OF FILING FEE TABLES

F-1

EShallGo Inc.

Table 1: Newly Registered and Carry Forward Securities

Line Item Type	Security Type	Security Class Title	Notes	Fee Calculation Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee

Newly Registered Securities
Fees to be Paid	Equity	Class A Ordinary Shares, par value US$0.0128 per share	(1)	457(o)		$	$5,000,000.00	0.0001381	$690.50
Fees to be Paid	Equity	Pre-funded Warrants to purchase Class A Ordinary Shares	(2)	Other				0.0001381	0.00
Fees to be Paid	Equity	Class A Ordinary Shares underlying Pre-funded Warrants	(3)	457(o)			0.00	0.0001381	0.00
Fees to be Paid	Equity	Common Warrants to purchase Class A Ordinary Shares	(4)	Other				0.0001381	0.00
Fees to be Paid	Equity	Class A Ordinary Shares underlying Common Warrants	(5)	457(o)			5,000,000.00	0.0001381	690.50
Fees to be Paid	Equity	Units consisting of: (i) Class A Ordinary Shares, and (ii) Common Warrants to purchase Class A Ordinary Shares	(6)	Other				0.0001381	0.00
Fees to be Paid	Equity	Pre-Funded Units consisting of: (i) Pre-funded Warrants to purchase Class A Ordinary Shares, and (ii) Common Warrants to purchase Class A Ordinary Shares	(7)	Other		$		$0.0001381	$0.00

Total Offering Amounts:							$10,000,000.00		1,381.00
Total Fees Previously Paid:
Total Fee Offsets:									0.00
Net Fee Due:									$1,381.00

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Offering Note(s)

(1)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), the Class A ordinary shares, par value $0.0016 per share, (the "Class A Ordinary Shares"), of Eshallgo Inc (the "Registrant") registered hereby also include an indeterminate number of additional Class A Ordinary Shares as may from time to time become issuable by reason of share splits, share dividends, recapitalizations or other similar transactions.

Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act.

The proposed maximum offering price of the Units proposed to be sold in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any Pre-Funded Units offered and sold in the offering, and as such, the proposed aggregate maximum offering price of the Units together with Pre-Funded Units (as well as the Class A Ordinary Shares included in the Units and issuable upon exercise of the Common Warrants and Pre-Funded Warrants included in such Units and Pre-Funded Units, as applicable), if any, is $5,000,000.
(2)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), the Class A ordinary shares, par value $0.0016 per share, (the "Class A Ordinary Shares"), of Eshallgo Inc (the "Registrant") registered hereby also include an indeterminate number of additional Class A Ordinary Shares as may from time to time become issuable by reason of share splits, share dividends, recapitalizations or other similar transactions.

Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act.

The proposed maximum offering price of the Units proposed to be sold in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any Pre-Funded Units offered and sold in the offering, and as such, the proposed aggregate maximum offering price of the Units together with Pre-Funded Units (as well as the Class A Ordinary Shares included in the Units and issuable upon exercise of the Common Warrants and Pre-Funded Warrants included in such Units and Pre-Funded Units, as applicable), if any, is $5,000,000.
(3)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), the Class A ordinary shares, par value $0.0016 per share, (the "Class A Ordinary Shares"), of Eshallgo Inc (the "Registrant") registered hereby also include an indeterminate number of additional Class A Ordinary Shares as may from time to time become issuable by reason of share splits, share dividends, recapitalizations or other similar transactions.

Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act.

The proposed maximum offering price of the Units proposed to be sold in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any Pre-Funded Units offered and sold in the offering, and as such, the proposed aggregate maximum offering price of the Units together with Pre-Funded Units (as well as the Class A Ordinary Shares included in the Units and issuable upon exercise of the Common Warrants and Pre-Funded Warrants included in such Units and Pre-Funded Units, as applicable), if any, is $8,000,000.
(4)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), the Class A ordinary shares, par value $0.0128 per share, (the "Class A Ordinary Shares"), of Eshallgo Inc (the "Registrant") registered hereby also include an indeterminate number of additional Class A Ordinary Shares as may from time to time become issuable by reason of share splits, share dividends, recapitalizations or other similar transactions.

Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act.

There will be issued one Common Warrant to purchase one Class A Ordinary Share for every one Class A Ordinary Share offered. As estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act, the proposed maximum offering price of the Class A Ordinary Shares issuable upon exercise of the Common Warrants included in the Units or Pre-Funded Units, as applicable, proposed to be sold in the offering is $8,000,000, which is equal to 100% of $8,000,000, as each Unit and each Pre-Funded Unit will include a Common Warrant to purchase one Class A Ordinary Share at an exercise price equal to 100% of the purchase price per Unit.

(5)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), the Class A ordinary shares, par value $0.0016 per share, (the “Class A Ordinary Shares”), of Eshallgo Inc (the “Registrant”) registered hereby also include an indeterminate number of additional Class A Ordinary Shares as may from time to time become issuable by reason of share splits, share dividends, recapitalizations or other similar transactions.

Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act.

There will be issued one Common Warrant to purchase one Class A Ordinary Share for every one Class A Ordinary Share offered. As estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act, the proposed maximum offering price of the Class A Ordinary Shares issuable upon exercise of the Common Warrants included in the Units or Pre-Funded Units, as applicable, proposed to be sold in the offering is $8,000,000, which is equal to 100% of $8,000,000, as each Unit and each Pre-Funded Unit will include a Common Warrant to purchase one Class A Ordinary Share at an exercise price equal to 100% of the purchase price per Unit.
(6)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), the Class A ordinary shares, par value $0.0016 per share, (the "Class A Ordinary Shares"), of Eshallgo Inc (the "Registrant") registered hereby also include an indeterminate number of additional Class A Ordinary Shares as may from time to time become issuable by reason of share splits, share dividends, recapitalizations or other similar transactions.

Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act.

The proposed maximum offering price of the Units proposed to be sold in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any Pre-Funded Units offered and sold in the offering, and as such, the proposed aggregate maximum offering price of the Units together with Pre-Funded Units (as well as the Class A Ordinary Shares included in the Units and issuable upon exercise of the Common Warrants and Pre-Funded Warrants included in such Units and Pre-Funded Units, as applicable), if any, is $8,000,000.
(7)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), the Class A ordinary shares, par value $0.0016 per share, (the "Class A Ordinary Shares"), of Eshallgo Inc (the "Registrant") registered hereby also include an indeterminate number of additional Class A Ordinary Shares as may from time to time become issuable by reason of share splits, share dividends, recapitalizations or other similar transactions.

Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act.

The proposed maximum offering price of the Units proposed to be sold in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any Pre-Funded Units offered and sold in the offering, and as such, the proposed aggregate maximum offering price of the Units together with Pre-Funded Units (as well as the Class A Ordinary Shares included in the Units and issuable upon exercise of the Common Warrants and Pre-Funded Warrants included in such Units and Pre-Funded Units, as applicable), if any, is $8,000,000.